Exhibit 10.3

FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED PATENT AND TRADEMARK SECURITY AGREEMENT
THIS FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED PATENT AND TRADEMARK SECURITY AGREEMENT, dated as of November 20, 2017 (this “Amendment”) is made by and among Geeknet, Inc., a Delaware corporation, having a place of business at 11216 Waples Mill Road Suite 100, Fairfax, Virginia 22030 (the “New Grantor”), GameStop Corp., a Delaware corporation, having a place of business at 625 Westport Parkway, Grapevine, Texas 76051, and the other Borrowers party hereto (individually, an “Existing Grantor”, and collectively, the “Existing Grantors”, and together with the New Grantor, individually, a “Grantor” and collectively, the “Grantors”), and Bank of America, N.A., as administrative agent and collateral agent (in such capacities, the “Agent”) for its own benefit and the benefit of the Credit Parties (as defined in the Credit Agreement referred to below).
W I T N E S E T H:
WHEREAS, reference is made to that certain Second Amended and Restated Credit Agreement dated as of March 25, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and between, among others, (i) the Existing Grantors, (ii) the Lenders from time to time party thereto, and (iii) the Agent for its own benefit and the benefit of the Credit Parties referenced therein;
WHEREAS, reference is further made to that certain Third Amended and Restated Security Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), by and among the Grantors and the Agent, pursuant to which each Grantor granted a Lien and security interest in substantially all of such Grantors’ right, title and interest in, to and under the Collateral (including, without limitation, the IP Collateral (as defined in the IP Security Agreement)) as security for the Secured Obligations (as defined in the Security Agreement);
WHEREAS, reference is further made to that certain Second Amended and Restated Patent and Trademark Security Agreement dated as of March 25, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”), by and among the Existing Grantors and the Agent, pursuant to which each Existing Grantor ratified its grant of the Lien provided in the Security Agreement and further granted a Lien and security interest in the IP Collateral described therein, as security for the Secured Obligations;
WHEREAS, the Existing Grantors have advised the Agent that they have acquired new assets of the type constituting IP Collateral;
WHEREAS, contemporaneously herewith, the Agent and the Existing Grantors, among others, are amending the Credit Agreement pursuant to a certain Second

Amendment to Second Amended and Restated Credit Agreement (the “Second Amendment”), dated of even date herewith;
WHEREAS, contemporaneously herewith, the Grantors and the Agent are entering into that certain Joinder, Confirmation, Ratification and Amendment of Ancillary Loan Documents (the “Joinder Agreement”), dated of even date herewith, pursuant to which the New Grantor joins in the execution of, and becomes party to, the Credit Agreement and the Ancillary Loan Documents (as defined in the Joinder Agreement, including, without limitation the IP Security Agreement) as a Borrower, “Pledgor” or “Grantor” thereunder, as applicable;
WHEREAS, the Security Agreement requires that the Grantors confirm the attachment of the Lien and security interest created by the Security Agreement to the Additional IP Collateral (as defined below); and
WHEREAS, the Grantors and the Agent desire to amend the IP Security Agreement to evidence such attachment.
NOW, THEREFORE, each Grantor hereby agrees with the Agent as follows:
Section 1.Defined Terms. Capitalized terms used herein without definition are used as defined in the Credit Agreement, the Security Agreement or the IP Security Agreement, as applicable.
Section 2.    Grant of Security Interest in Additional IP Collateral. In furtherance and as confirmation of the Security Interest granted by the Grantors to the Agent (for the ratable benefit of the Credit Parties) under the Security Agreement, and as further security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby ratifies such Security Interest and grants to the Agent (for the ratable benefit of the Credit Parties) a continuing security interest, with a power of sale (which power of sale shall be exercisable only following the occurrence of an Event of Default), in all of the present and future right, title and interest of the Grantors in and to the following property, and each item thereof, whether now owned or existing or hereafter acquired or arising, together with all products, proceeds, substitutions, and accessions of or to any of the following property (collectively, the “Additional IP Collateral”):
(a)    All Patents and Patent Licenses;
(b)    All Trademarks and Trademark Licenses;
(c)    All renewals of any of the foregoing;
(d)    All General Intangibles connected with the use of, or related to, any and all Intellectual Property (including, without limitation, all goodwill of the Grantors and their business, products and services appurtenant to, associated with, or symbolized by, any and all Intellectual Property and the use thereof);
(e)    All income, royalties, damages and payments now and hereafter due and/or payable under and with respect to any of the foregoing, including, without limitation, payments under all Licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof;
(f)    The right to sue for past, present and future infringements and dilutions of any of the foregoing; and
(g)    All of the Grantors’ rights corresponding to any of the foregoing throughout the world.
Section 3.    Amendment to IP Security Agreement. The IP Security Agreement is hereby amended by supplementing (but not replacing) Exhibit A thereof with the Patents and Patent Licenses for the foregoing listed on Exhibit A-1 hereto; and supplementing (but not replacing) Exhibit B thereof with the Trademarks and Trademark Licenses for the foregoing listed on Exhibit B-1 hereto. The parties hereto acknowledge and agree that the Additional IP Collateral shall constitute “IP Collateral” under the IP Security Agreement for all purposes.
Section 4.    Security Agreement. The security interest granted pursuant to this Amendment is granted in conjunction with the security interest granted to the Agent pursuant to the Security Agreement and the IP Security Agreement, and each Grantor hereby acknowledges and agrees that the rights and remedies of the Agent with respect to the security interest in the Additional IP Collateral made and granted hereby are more fully set forth in the Security Agreement and the IP Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.
Section 5.    IP Security Agreement. Except as specifically amended hereby, the IP Security Agreement remains in full force and effect as of the date hereof.
Section 6.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, pdf or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 7.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

EXISTING GRANTORS:

GAMESTOP CORP.
GAMESTOP, INC.
SUNRISE PUBLICATIONS, INC.
ELBO INC.
EB INTERNATIONAL HOLDINGS, INC.
GAMESTOP TEXAS LTD.
SIMPLY MAC, INC.
SPRING COMMUNICATIONS HOLDING, INC.
GS MOBILE, INC.
GEEKNET, INC.
SOCOM LLC

By:	/s/ SCOTT DRAKE
Name: Title:	Scott Drake Senior Vice President and Treasurer

MARKETING CONTROL SERVICES, INC.,

By:	/s/ MIKE LOFTUS
Name: Title:	Mike Loftus President

NEW GRANTOR:

GEEKNET, INC

By:	/s/ SCOTT DRAKE
Name: Title:	Scott Drake Senior Vice President and Treasurer

Signature Page to First Amendment to Second Amended and Restated Trademark Security Agreement

AGENT:

BANK OF AMERICA, N.A.

By:	/s/ ANDREW CERUSSI
Name:	Andrew Cerussi
Title:	Director

Signature Page to First Amendment to Second Amended and Restated Trademark Security Agreement